FAIR VALUE MEASUREMENTS (FY) - Fair Value of Held-to-Maturity Securities (Details) - Fair Value, Recurring [Member] - U.S. Treasury Securities [Member] - Level 1 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
FAIR VALUE MEASUREMENTS [Abstract]
Amortized Cost	$ 91,837,137	$ 88,615,571
Gross Holding Gain	35,047	38,396
Fair Value	$ 91,872,184	$ 88,653,967